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                                                EXHIBIT 99



                       Selected Information
                   Relating to the Receivables

                 Ford Credit 1995-A Grantor Trust


Total amount of 1995 distributions to Class A
Certificateholders allocable to principal.........$220,252,292.48

Total amount of 1995 distributions to Class A
Certificateholders allocable to interest..........$ 29,806,615.11

Total amount of Class A servicing fees
paid in 1995 to Servicer..........................$  5,051,968.67